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Exhibit 4.3

Mr Mark Tucker
Group Chief Executive
Prudential plc

6 May 2005

Dear Mark

DIRECTORS' AND OFFICERS' PROTECTION—YOUR BENEFITS

 This letter is to confirm that you will be entitled to the following benefits relating to directors' and officers' protection against personal liability, to the extent such benefits are maintained by Prudential plc ("Prudential") or its subsidiaries (within the meaning of the Companies Act 1985) (the "Group") from time to time:

(a)
Directors' and officers' liability insurance cover, subject to its terms and conditions;

(b)
An indemnity from Prudential as set out in the attached schedule (and in addition Prudential hereby indemnifies you against certain personal liabilities you may incur, to the extent provided in the constitutional documents of Prudential and subject to applicable law); and

(c)
Eligibility under the discretionary payments policy adopted by Prudential (subject to regular review), the existence of which directors and certain employees of the Group may rely on, to protect them from personal liability arising out of the bona fide performance of their duties, provided that any amounts payable to you under such benefits shall not be offset against any compensation payment payable by you which is contemplated under your employment contract.

This letter will take effect from the date your acknowledgement is received by us, and will be incorporated in and constitute an agreed amendment of the terms and conditions of your employment with the Group. It replaces any previous correspondence with you relating to any indemnity granted to you by Prudential as part of the Group's directors' and officers' protection against personal liability.

To acknowledge and agree this letter, please countersign the enclosed duplicate of this letter and return it to Peter Maynard under cover marked private and confidential.

Yours sincerely

/s/ David Clementi

.........................................................
Sir David Clementi
Chairman
for and on behalf of Prudential plc

Acknowledged and Agreed:

/s/ Mark E Tucker

.........................................................

Date 6/5/2005

SCHEDULE
INDEMNITY

 In this schedule, the capitalised term the "Executive" means you.

1
Prudential undertakes to indemnify the Executive and hold the Executive harmless against any and all claims, actions, demands, proceedings, investigations, judgments or awards ("Claims") (in each case, save as set out below, whether or not successful, compromised or settled) which may be instituted, made, threatened or alleged against or otherwise involve the Executive in any jurisdiction and against all losses, damages, costs, liabilities, demands, charges, penalties, fines or expenses (including reasonable legal fees) ("Losses") in any jurisdiction which the Executive may suffer or incur (including, but not limited to, all such Losses suffered or incurred in investigating, responding to, preparing for or disputing any Claim or Loss and any costs or expenses of any other party to any Claim which the Executive may become liable to pay) and which in any such case arise out of the carrying out or performance by the Executive of the Executive's duties as a director, officer or employee of Prudential or of any subsidiary of Prudential (within the meaning given thereto by the United Kingdom Companies Act 1985) (the "Group") or as a director, officer, trustee, governor, councillor or like position in any external organisation where such position is held at the request of Prudential or of any subsidiary of Prudential or as a result of being a director, officer of Prudential or of any subsidiary of Prudential,

PROVIDED THAT:

(A)
if the Executive is a director or officer of Prudential, the Executive shall not be entitled to any indemnity under this paragraph 1 to the extent that it would be void by virtue of section 310 of the Companies Act 1985;

(B)
subject to sub-paragraph (E)(ii) below, the Executive shall not be entitled to any indemnity under this paragraph 1 if the relevant Claim or Loss arises as a result of, or in connection with, any act or omission by the Executive which is determined by any relevant court, tribunal or other legal or regulatory authority, or otherwise judicially determined, to constitute fraud, dishonesty, bad faith or wilful default on the part of the Executive;

(C)
the Executive shall not be entitled to be indemnified under this paragraph 1 in respect of any penalty or fine imposed for a criminal offence or by any relevant court, tribunal or other legal or regulatory authority;

(D)
the Executive shall not be entitled to be indemnified under this paragraph 1 in respect of any loss of earnings (or of any other employment benefit including but not limited to rights to bonus or other monetary incentives, share options or other share-based incentives or pension or other retirement benefits) which the Executive may suffer by virtue of any Claim as a result of any period of disqualification imposed by any relevant court, tribunal or other legal or regulatory authority; and

(E)
where the Executive suffers or incurs legal or other out-of-pocket advisory costs in investigating, responding to, preparing for or disputing any Claim the Executive shall be entitled to be indemnified under paragraph 1 forthwith after the same becomes due and payable by the Executive, provided that if such Claim:

(i)
relates to a criminal offence in relation to which the Executive is ultimately convicted; or

(ii)
is brought against the Executive by a regulatory body in respect of which the relevant tribunal of that authority ultimately determines that any act or omission by the Executive constitutes fraud, dishonesty, bad faith or wilful default on the part of the Executive for which a penalty or fine is imposed on the Executive by such body,

  Prudential shall be entitled (a) to refuse any indemnification (or, as the case may be, any further indemnification) to the Executive under this paragraph 1 in relation to such costs (in whole or in part) and (b) where Prudential has indemnified the Executive under this paragraph 1 in relation to such costs, to be reimbursed by the Executive in respect of all or any amounts so indemnified.

2
The provisions of this indemnity shall survive:

(i)
the Executive moving to another role within the Group which does not have the benefit of an indemnity equivalent to the indemnity contained in paragraph 1 above; or

(ii)
the termination of the Executive's appointment under the Executive's contract of employment, excluding:

(a)
termination by the Executive otherwise than in accordance with its terms (but excluding in circumstances entitling the Executive to treat himself/herself as constructively dismissed); or

(b)
termination by Prudential or any member of the Group in accordance with any right to dismiss the Executive summarily for cause.

3
The Executive shall notify Prudential in writing promptly upon becoming aware of any Claim or Loss for which indemnity may be sought under paragraph 1 above, providing to Prudential all such information as the Executive has of the circumstances of the relevant matter. The Executive acknowledges that Prudential may provide such information to any other member of the Group.

4
The Executive shall, subject to paragraph 5, have conduct of the defence and settlement of any Claim notified to Prudential under paragraph 3, but Prudential shall have the right (but not the obligation) to associate itself with such proceedings. Prudential shall not be required or, without the consent of the Executive (such consent not to be unreasonably withheld or delayed) permitted, to assume the conduct of the Claim against the Executive.

5
The Executive shall conduct all proceedings diligently and competently using legal representatives mutually acceptable to the Executive and Prudential. The Executive shall keep Prudential informed of the progress of any Claim and recognises the right of Prudential to provide at its discretion input into the conduct of any such proceedings. The Executive shall not settle or compromise any Claim without Prudential's consent (such consent not to be unreasonably withheld or delayed).

Mr Philip Broadley
Group Finance Director
Prudential plc

10 June 2004

Dear Philip

DIRECTORS' AND OFFICERS' PROTECTION—YOUR BENEFITS

 This letter is to confirm that you will be entitled to the following benefits relating to directors' and officers' protection against personal liability, to the extent such benefits are maintained by Prudential plc ("Prudential") or its subsidiaries (within the meaning of the Companies Act 1985) (the "Group") from time to time:

(a)
Directors' and officers' liability insurance cover, subject to its terms and conditions;

(b)
An indemnity from Prudential as set out in the attached schedule (and in addition Prudential hereby indemnifies you against certain personal liabilities you may incur, to the extent provided in the constitutional documents of Prudential and subject to applicable law); and

(c)
Eligibility under the discretionary payments policy adopted by Prudential (subject to regular review), the existence of which directors and certain employees of the Group may rely on, to protect them from personal liability arising out of the bona fide performance of their duties, provided that any amounts payable to you under such benefits shall not be offset against any compensation payment payable by you which is contemplated under your employment contract.

This letter will take effect from the date your acknowledgement is received by us, and will be incorporated in and constitute an agreed amendment of the terms and conditions of your employment with the Group. It replaces any previous correspondence with you relating to any indemnity granted to you by Prudential as part of the Group's directors' and officers' protection against personal liability.

To acknowledge and agree this letter, please countersign the enclosed duplicate of this letter and return it to Peter Maynard under cover marked private and confidential.

Yours sincerely

/s/ David Clementi

.........................................................
Sir David Clementi
Chairman
for and on behalf of Prudential plc

Acknowledged and Agreed:

/s/ Philip Broadley

................................................

Date 14 June 2004

SCHEDULE
INDEMNITY

 In this schedule, the capitalised term the "Executive" means you.

1
Prudential undertakes to indemnify the Executive and hold the Executive harmless against any and all claims, actions, demands, proceedings, investigations, judgments or awards ("Claims") (in each case, save as set out below, whether or not successful, compromised or settled) which may be instituted, made, threatened or alleged against or otherwise involve the Executive in any jurisdiction and against all losses, damages, costs, liabilities, demands, charges, penalties, fines or expenses (including reasonable legal fees) ("Losses") in any jurisdiction which the Executive may suffer or incur (including, but not limited to, all such Losses suffered or incurred in investigating, responding to, preparing for or disputing any Claim or Loss and any costs or expenses of any other party to any Claim which the Executive may become liable to pay) and which in any such case arise out of the carrying out or performance by the Executive of the Executive's duties as a director, officer or employee of Prudential or of any subsidiary of Prudential (within the meaning given thereto by the United Kingdom Companies Act 1985) (the "Group") or as a director, officer, trustee, governor, councillor or like position in any external organisation where such position is held at the request of Prudential or of any subsidiary of Prudential or as a result of being a director, officer of Prudential or of any subsidiary of Prudential,

PROVIDED THAT:

(A)
if the Executive is a director or officer of Prudential, the Executive shall not be entitled to any indemnity under this paragraph 1 to the extent that it would be void by virtue of section 310 of the Companies Act 1985;

(B)
subject to sub-paragraph (E)(ii) below, the Executive shall not be entitled to any indemnity under this paragraph 1 if the relevant Claim or Loss arises as a result of, or in connection with, any act or omission by the Executive which is determined by any relevant court, tribunal or other legal or regulatory authority, or otherwise judicially determined, to constitute fraud, dishonesty, bad faith or wilful default on the part of the Executive;

(C)
the Executive shall not be entitled to be indemnified under this paragraph 1 in respect of any penalty or fine imposed for a criminal offence or by any relevant court, tribunal or other legal or regulatory authority;

(D)
the Executive shall not be entitled to be indemnified under this paragraph 1 in respect of any loss of earnings (or of any other employment benefit including but not limited to rights to bonus or other monetary incentives, share options or other share-based incentives or pension or other retirement benefits) which the Executive may suffer by virtue of any Claim as a result of any period of disqualification imposed by any relevant court, tribunal or other legal or regulatory authority; and

(E)
where the Executive suffers or incurs legal or other out-of-pocket advisory costs in investigating, responding to, preparing for or disputing any Claim the Executive shall be entitled to be indemnified under paragraph 1 forthwith after the same becomes due and payable by the Executive, provided that if such Claim:

(i)
relates to a criminal offence in relation to which the Executive is ultimately convicted; or

(ii)
is brought against the Executive by a regulatory body in respect of which the relevant tribunal of that authority ultimately determines that any act or omission by the Executive constitutes fraud, dishonesty, bad faith or wilful default on the part of the Executive for which a penalty or fine is imposed on the Executive by such body,

  Prudential shall be entitled (a) to refuse any indemnification (or, as the case may be, any further indemnification) to the Executive under this paragraph 1 in relation to such costs (in whole or in part) and (b) where Prudential has indemnified the Executive under this paragraph 1 in relation to such costs, to be reimbursed by the Executive in respect of all or any amounts so indemnified.

2
The provisions of this indemnity shall survive:

(i)
the Executive moving to another role within the Group which does not have the benefit of an indemnity equivalent to the indemnity contained in paragraph 1 above; or

(ii)
the termination of the Executive's appointment under the Executive's contract of employment, excluding:

(a)
termination by the Executive otherwise than in accordance with its terms (but excluding in circumstances entitling the Executive to treat himself/herself as constructively dismissed); or

(b)
termination by Prudential or any member of the Group in accordance with any right to dismiss the Executive summarily for cause.

3
The Executive shall notify Prudential in writing promptly upon becoming aware of any Claim or Loss for which indemnity may be sought under paragraph 1 above, providing to Prudential all such information as the Executive has of the circumstances of the relevant matter. The Executive acknowledges that Prudential may provide such information to any other member of the Group.

4
The Executive shall, subject to paragraph 5, have conduct of the defence and settlement of any Claim notified to Prudential under paragraph 3, but Prudential shall have the right (but not the obligation) to associate itself with such proceedings. Prudential shall not be required or, without the consent of the Executive (such consent not to be unreasonably withheld or delayed) permitted, to assume the conduct of the Claim against the Executive.

5
The Executive shall conduct all proceedings diligently and competently using legal representatives mutually acceptable to the Executive and Prudential. The Executive shall keep Prudential informed of the progress of any Claim and recognises the right of Prudential to provide at its discretion input into the conduct of any such proceedings. The Executive shall not settle or compromise any Claim without Prudential's consent (such consent not to be unreasonably withheld or delayed).

Mr Clark Manning
President & Chief Executive Officer
Jackson National Life

10 June 2004

Dear Clark

DIRECTORS' AND OFFICERS' PROTECTION—YOUR BENEFITS

 This letter is to confirm that you will be entitled to the following benefits relating to directors' and officers' protection against personal liability, to the extent such benefits are maintained by Prudential plc ("Prudential") or its subsidiaries (within the meaning of the Companies Act 1985) (the "Group") from time to time:

(a)
Directors' and officers' liability insurance cover, subject to its terms and conditions;

(b)
An indemnity from Prudential as set out in the attached schedule (and in addition Prudential hereby indemnifies you against certain personal liabilities you may incur, to the extent provided in the constitutional documents of Prudential and subject to applicable law); and

(c)
Eligibility under the discretionary payments policy adopted by Prudential (subject to regular review), the existence of which directors and certain employees of the Group may rely on, to protect them from personal liability arising out of the bona fide performance of their duties, provided that any amounts payable to you under such benefits shall not be offset against any compensation payment payable by you which is contemplated under your employment contract.

This letter will take effect from the date your acknowledgement is received by us, and will be incorporated in and constitute an agreed amendment of the terms and conditions of your employment with the Group. It replaces any previous correspondence with you relating to any indemnity granted to you by Prudential as part of the Group's directors' and officers' protection against personal liability.

To acknowledge and agree this letter, please countersign the enclosed duplicate of this letter and return it to Peter Maynard under cover marked private and confidential.

Yours sincerely

/s/ David Clementi

.........................................................
Sir David Clementi
Chairman
for and on behalf of Prudential plc

Acknowledged and Agreed:

/s/ Clark Manning

.........................................................

Date 14/6/04

SCHEDULE
INDEMNITY

 In this schedule, the capitalised term the "Executive" means you.

1
Prudential undertakes to indemnify the Executive and hold the Executive harmless against any and all claims, actions, demands, proceedings, investigations, judgments or awards ("Claims") (in each case, save as set out below, whether or not successful, compromised or settled) which may be instituted, made, threatened or alleged against or otherwise involve the Executive in any jurisdiction and against all losses, damages, costs, liabilities, demands, charges, penalties, fines or expenses (including reasonable legal fees) ("Losses") in any jurisdiction which the Executive may suffer or incur (including, but not limited to, all such Losses suffered or incurred in investigating, responding to, preparing for or disputing any Claim or Loss and any costs or expenses of any other party to any Claim which the Executive may become liable to pay) and which in any such case arise out of the carrying out or performance by the Executive of the Executive's duties as a director, officer or employee of Prudential or of any subsidiary of Prudential (within the meaning given thereto by the United Kingdom Companies Act 1985) (the "Group") or as a director, officer, trustee, governor, councillor or like position in any external organisation where such position is held at the request of Prudential or of any subsidiary of Prudential or as a result of being a director, officer of Prudential or of any subsidiary of Prudential,

PROVIDED THAT:

(A)
if the Executive is a director or officer of Prudential, the Executive shall not be entitled to any indemnity under this paragraph 1 to the extent that it would be void by virtue of section 310 of the Companies Act 1985;

(B)
subject to sub-paragraph (E)(ii) below, the Executive shall not be entitled to any indemnity under this paragraph 1 if the relevant Claim or Loss arises as a result of, or in connection with, any act or omission by the Executive which is determined by any relevant court, tribunal or other legal or regulatory authority, or otherwise judicially determined, to constitute fraud, dishonesty, bad faith or wilful default on the part of the Executive;

(C)
the Executive shall not be entitled to be indemnified under this paragraph 1 in respect of any penalty or fine imposed for a criminal offence or by any relevant court, tribunal or other legal or regulatory authority;

(D)
the Executive shall not be entitled to be indemnified under this paragraph 1 in respect of any loss of earnings (or of any other employment benefit including but not limited to rights to bonus or other monetary incentives, share options or other share-based incentives or pension or other retirement benefits) which the Executive may suffer by virtue of any Claim as a result of any period of disqualification imposed by any relevant court, tribunal or other legal or regulatory authority; and

(E)
where the Executive suffers or incurs legal or other out-of-pocket advisory costs in investigating, responding to, preparing for or disputing any Claim the Executive shall be entitled to be indemnified under paragraph 1 forthwith after the same becomes due and payable by the Executive, provided that if such Claim:

(i)
relates to a criminal offence in relation to which the Executive is ultimately convicted; or

(ii)
is brought against the Executive by a regulatory body in respect of which the relevant tribunal of that authority ultimately determines that any act or omission by the Executive constitutes fraud, dishonesty, bad faith or wilful default on the part of the Executive for which a penalty or fine is imposed on the Executive by such body,

  Prudential shall be entitled (a) to refuse any indemnification (or, as the case may be, any further indemnification) to the Executive under this paragraph 1 in relation to such costs (in whole or in part) and (b) where Prudential has indemnified the Executive under this paragraph 1 in relation to such costs, to be reimbursed by the Executive in respect of all or any amounts so indemnified.

2
The provisions of this indemnity shall survive:

(i)
the Executive moving to another role within the Group which does not have the benefit of an indemnity equivalent to the indemnity contained in paragraph 1 above; or

(ii)
the termination of the Executive's appointment under the Executive's contract of employment, excluding:

(a)
termination by the Executive otherwise than in accordance with its terms (but excluding in circumstances entitling the Executive to treat himself/herself as constructively dismissed); or

(b)
termination by Prudential or any member of the Group in accordance with any right to dismiss the Executive summarily for cause.

3
The Executive shall notify Prudential in writing promptly upon becoming aware of any Claim or Loss for which indemnity may be sought under paragraph 1 above, providing to Prudential all such information as the Executive has of the circumstances of the relevant matter. The Executive acknowledges that Prudential may provide such information to any other member of the Group.

4
The Executive shall, subject to paragraph 5, have conduct of the defence and settlement of any Claim notified to Prudential under paragraph 3, but Prudential shall have the right (but not the obligation) to associate itself with such proceedings. Prudential shall not be required or, without the consent of the Executive (such consent not to be unreasonably withheld or delayed) permitted, to assume the conduct of the Claim against the Executive.

5
The Executive shall conduct all proceedings diligently and competently using legal representatives mutually acceptable to the Executive and Prudential. The Executive shall keep Prudential informed of the progress of any Claim and recognises the right of Prudential to provide at its discretion input into the conduct of any such proceedings. The Executive shall not settle or compromise any Claim without Prudential's consent (such consent not to be unreasonably withheld or delayed).

Mr Michael McLintock
Chief Executive
M&G

10 June 2004

Dear Michael

DIRECTORS' AND OFFICERS' PROTECTION—YOUR BENEFITS

 This letter is to confirm that you will be entitled to the following benefits relating to directors' and officers' protection against personal liability, to the extent such benefits are maintained by Prudential plc ("Prudential") or its subsidiaries (within the meaning of the Companies Act 1985) (the "Group") from time to time:

(a)
Directors' and officers' liability insurance cover, subject to its terms and conditions;

(b)
An indemnity from Prudential as set out in the attached schedule (and in addition Prudential hereby indemnifies you against certain personal liabilities you may incur, to the extent provided in the constitutional documents of Prudential and subject to applicable law); and

(c)
Eligibility under the discretionary payments policy adopted by Prudential (subject to regular review), the existence of which directors and certain employees of the Group may rely on, to protect them from personal liability arising out of the bona fide performance of their duties, provided that any amounts payable to you under such benefits shall not be offset against any compensation payment payable by you which is contemplated under your employment contract.

This letter will take effect from the date your acknowledgement is received by us, and will be incorporated in and constitute an agreed amendment of the terms and conditions of your employment with the Group. It replaces any previous correspondence with you relating to any indemnity granted to you by Prudential as part of the Group's directors' and officers' protection against personal liability.

To acknowledge and agree this letter, please countersign the enclosed duplicate of this letter and return it to Peter Maynard under cover marked private and confidential.

Yours sincerely

/s/ David Clementi

.........................................................
Sir David Clementi
Chairman
for and on behalf of Prudential plc

Acknowledged and Agreed:

/s/ Michael McLintock

..........................................................

Date 18.6.04

SCHEDULE
INDEMNITY

 In this schedule, the capitalised term the "Executive" means you.

1
Prudential undertakes to indemnify the Executive and hold the Executive harmless against any and all claims, actions, demands, proceedings, investigations, judgments or awards ("Claims") (in each case, save as set out below, whether or not successful, compromised or settled) which may be instituted, made, threatened or alleged against or otherwise involve the Executive in any jurisdiction and against all losses, damages, costs, liabilities, demands, charges, penalties, fines or expenses (including reasonable legal fees) ("Losses") in any jurisdiction which the Executive may suffer or incur (including, but not limited to, all such Losses suffered or incurred in investigating, responding to, preparing for or disputing any Claim or Loss and any costs or expenses of any other party to any Claim which the Executive may become liable to pay) and which in any such case arise out of the carrying out or performance by the Executive of the Executive's duties as a director, officer or employee of Prudential or of any subsidiary of Prudential (within the meaning given thereto by the United Kingdom Companies Act 1985) (the "Group") or as a director, officer, trustee, governor, councillor or like position in any external organisation where such position is held at the request of Prudential or of any subsidiary of Prudential or as a result of being a director, officer of Prudential or of any subsidiary of Prudential,

PROVIDED THAT:

(A)
if the Executive is a director or officer of Prudential, the Executive shall not be entitled to any indemnity under this paragraph 1 to the extent that it would be void by virtue of section 310 of the Companies Act 1985;

(B)
subject to sub-paragraph (E)(ii) below, the Executive shall not be entitled to any indemnity under this paragraph 1 if the relevant Claim or Loss arises as a result of, or in connection with, any act or omission by the Executive which is determined by any relevant court, tribunal or other legal or regulatory authority, or otherwise judicially determined, to constitute fraud, dishonesty, bad faith or wilful default on the part of the Executive;

(C)
the Executive shall not be entitled to be indemnified under this paragraph 1 in respect of any penalty or fine imposed for a criminal offence or by any relevant court, tribunal or other legal or regulatory authority;

(D)
the Executive shall not be entitled to be indemnified under this paragraph 1 in respect of any loss of earnings (or of any other employment benefit including but not limited to rights to bonus or other monetary incentives, share options or other share-based incentives or pension or other retirement benefits) which the Executive may suffer by virtue of any Claim as a result of any period of disqualification imposed by any relevant court, tribunal or other legal or regulatory authority; and

(E)
where the Executive suffers or incurs legal or other out-of-pocket advisory costs in investigating, responding to, preparing for or disputing any Claim the Executive shall be entitled to be indemnified under paragraph 1 forthwith after the same becomes due and payable by the Executive, provided that if such Claim:

(i)
relates to a criminal offence in relation to which the Executive is ultimately convicted; or

(ii)
is brought against the Executive by a regulatory body in respect of which the relevant tribunal of that authority ultimately determines that any act or omission by the Executive constitutes fraud, dishonesty, bad faith or wilful default on the part of the Executive for which a penalty or fine is imposed on the Executive by such body,

  Prudential shall be entitled (a) to refuse any indemnification (or, as the case may be, any further indemnification) to the Executive under this paragraph 1 in relation to such costs (in whole or in part) and (b) where Prudential has indemnified the Executive under this paragraph 1 in relation to such costs, to be reimbursed by the Executive in respect of all or any amounts so indemnified.

2
The provisions of this indemnity shall survive:

(i)
the Executive moving to another role within the Group which does not have the benefit of an indemnity equivalent to the indemnity contained in paragraph 1 above; or

(ii)
the termination of the Executive's appointment under the Executive's contract of employment, excluding:

(a)
termination by the Executive otherwise than in accordance with its terms (but excluding in circumstances entitling the Executive to treat himself/herself as constructively dismissed); or

(b)
termination by Prudential or any member of the Group in accordance with any right to dismiss the Executive summarily for cause.

3
The Executive shall notify Prudential in writing promptly upon becoming aware of any Claim or Loss for which indemnity may be sought under paragraph 1 above, providing to Prudential all such information as the Executive has of the circumstances of the relevant matter. The Executive acknowledges that Prudential may provide such information to any other member of the Group.

4
The Executive shall, subject to paragraph 5, have conduct of the defence and settlement of any Claim notified to Prudential under paragraph 3, but Prudential shall have the right (but not the obligation) to associate itself with such proceedings. Prudential shall not be required or, without the consent of the Executive (such consent not to be unreasonably withheld or delayed) permitted, to assume the conduct of the Claim against the Executive.

5
The Executive shall conduct all proceedings diligently and competently using legal representatives mutually acceptable to the Executive and Prudential. The Executive shall keep Prudential informed of the progress of any Claim and recognises the right of Prudential to provide at its discretion input into the conduct of any such proceedings. The Executive shall not settle or compromise any Claim without Prudential's consent (such consent not to be unreasonably withheld or delayed).

Mr Mark Norbom
Chief Executive
Prudential Corporation Asia

10 June 2004

Dear Mark

DIRECTORS' AND OFFICERS' PROTECTION—YOUR BENEFITS

 This letter is to confirm that you will be entitled to the following benefits relating to directors' and officers' protection against personal liability, to the extent such benefits are maintained by Prudential plc ("Prudential") or its subsidiaries (within the meaning of the Companies Act 1985) (the "Group") from time to time:

(a)
Directors' and officers' liability insurance cover, subject to its terms and conditions;

(b)
An indemnity from Prudential as set out in the attached schedule (and in addition Prudential hereby indemnifies you against certain personal liabilities you may incur, to the extent provided in the constitutional documents of Prudential and subject to applicable law); and

(c)
Eligibility under the discretionary payments policy adopted by Prudential (subject to regular review), the existence of which directors and certain employees of the Group may rely on, to protect them from personal liability arising out of the bona fide performance of their duties, provided that any amounts payable to you under such benefits shall not be offset against any compensation payment payable by you which is contemplated under your employment contract.

This letter will take effect from the date your acknowledgement is received by us, and will be incorporated in and constitute an agreed amendment of the terms and conditions of your employment with the Group. It replaces any previous correspondence with you relating to any indemnity granted to you by Prudential as part of the Group's directors' and officers' protection against personal liability.

To acknowledge and agree this letter, please countersign the enclosed duplicate of this letter and return it to Peter Maynard under cover marked private and confidential.

Yours sincerely

/s/ David Clementi

.........................................................
Sir David Clementi
Chairman
for and on behalf of Prudential plc

Acknowledged and Agreed:

/s/ M Norbom

.........................................................

Date June 13, 2004

SCHEDULE
INDEMNITY

 In this schedule, the capitalised term the "Executive" means you.

1
Prudential undertakes to indemnify the Executive and hold the Executive harmless against any and all claims, actions, demands, proceedings, investigations, judgments or awards ("Claims") (in each case, save as set out below, whether or not successful, compromised or settled) which may be instituted, made, threatened or alleged against or otherwise involve the Executive in any jurisdiction and against all losses, damages, costs, liabilities, demands, charges, penalties, fines or expenses (including reasonable legal fees) ("Losses") in any jurisdiction which the Executive may suffer or incur (including, but not limited to, all such Losses suffered or incurred in investigating, responding to, preparing for or disputing any Claim or Loss and any costs or expenses of any other party to any Claim which the Executive may become liable to pay) and which in any such case arise out of the carrying out or performance by the Executive of the Executive's duties as a director, officer or employee of Prudential or of any subsidiary of Prudential (within the meaning given thereto by the United Kingdom Companies Act 1985) (the "Group") or as a director, officer, trustee, governor, councillor or like position in any external organisation where such position is held at the request of Prudential or of any subsidiary of Prudential or as a result of being a director, officer of Prudential or of any subsidiary of Prudential,

PROVIDED THAT:

(A)
if the Executive is a director or officer of Prudential, the Executive shall not be entitled to any indemnity under this paragraph 1 to the extent that it would be void by virtue of section 310 of the Companies Act 1985;

(B)
subject to sub-paragraph (E)(ii) below, the Executive shall not be entitled to any indemnity under this paragraph 1 if the relevant Claim or Loss arises as a result of, or in connection with, any act or omission by the Executive which is determined by any relevant court, tribunal or other legal or regulatory authority, or otherwise judicially determined, to constitute fraud, dishonesty, bad faith or wilful default on the part of the Executive;

(C)
the Executive shall not be entitled to be indemnified under this paragraph 1 in respect of any penalty or fine imposed for a criminal offence or by any relevant court, tribunal or other legal or regulatory authority;

(D)
the Executive shall not be entitled to be indemnified under this paragraph 1 in respect of any loss of earnings (or of any other employment benefit including but not limited to rights to bonus or other monetary incentives, share options or other share-based incentives or pension or other retirement benefits) which the Executive may suffer by virtue of any Claim as a result of any period of disqualification imposed by any relevant court, tribunal or other legal or regulatory authority; and

(E)
where the Executive suffers or incurs legal or other out-of-pocket advisory costs in investigating, responding to, preparing for or disputing any Claim the Executive shall be entitled to be indemnified under paragraph 1 forthwith after the same becomes due and payable by the Executive, provided that if such Claim:

(i)
relates to a criminal offence in relation to which the Executive is ultimately convicted; or

(ii)
is brought against the Executive by a regulatory body in respect of which the relevant tribunal of that authority ultimately determines that any act or omission by the Executive constitutes fraud, dishonesty, bad faith or wilful default on the part of the Executive for which a penalty or fine is imposed on the Executive by such body,

  Prudential shall be entitled (a) to refuse any indemnification (or, as the case may be, any further indemnification) to the Executive under this paragraph 1 in relation to such costs (in whole or in part) and (b) where Prudential has indemnified the Executive under this paragraph 1 in relation to such costs, to be reimbursed by the Executive in respect of all or any amounts so indemnified.

2
The provisions of this indemnity shall survive:

(i)
the Executive moving to another role within the Group which does not have the benefit of an indemnity equivalent to the indemnity contained in paragraph 1 above; or

(ii)
the termination of the Executive's appointment under the Executive's contract of employment, excluding:

(a)
termination by the Executive otherwise than in accordance with its terms (but excluding in circumstances entitling the Executive to treat himself/herself as constructively dismissed); or

(b)
termination by Prudential or any member of the Group in accordance with any right to dismiss the Executive summarily for cause.

3
The Executive shall notify Prudential in writing promptly upon becoming aware of any Claim or Loss for which indemnity may be sought under paragraph 1 above, providing to Prudential all such information as the Executive has of the circumstances of the relevant matter. The Executive acknowledges that Prudential may provide such information to any other member of the Group.

4
The Executive shall, subject to paragraph 5, have conduct of the defence and settlement of any Claim notified to Prudential under paragraph 3, but Prudential shall have the right (but not the obligation) to associate itself with such proceedings. Prudential shall not be required or, without the consent of the Executive (such consent not to be unreasonably withheld or delayed) permitted, to assume the conduct of the Claim against the Executive.

5
The Executive shall conduct all proceedings diligently and competently using legal representatives mutually acceptable to the Executive and Prudential. The Executive shall keep Prudential informed of the progress of any Claim and recognises the right of Prudential to provide at its discretion input into the conduct of any such proceedings. The Executive shall not settle or compromise any Claim without Prudential's consent (such consent not to be unreasonably withheld or delayed).

Mr Mark Wood
Chief Executive, Prudential UK & Europe

10 June 2004

Dear Mark

DIRECTORS' AND OFFICERS' PROTECTION—YOUR BENEFITS

 This letter is to confirm that you will be entitled to the following benefits relating to directors' and officers' protection against personal liability, to the extent such benefits are maintained by Prudential plc ("Prudential") or its subsidiaries (within the meaning of the Companies Act 1985) (the "Group") from time to time:

(a)
Directors' and officers' liability insurance cover, subject to its terms and conditions;

(b)
An indemnity from Prudential as set out in the attached schedule (and in addition Prudential hereby indemnifies you against certain personal liabilities you may incur, to the extent provided in the constitutional documents of Prudential and subject to applicable law); and

(c)
Eligibility under the discretionary payments policy adopted by Prudential (subject to regular review), the existence of which directors and certain employees of the Group may rely on, to protect them from personal liability arising out of the bona fide performance of their duties, provided that any amounts payable to you under such benefits shall not be offset against any compensation payment payable by you which is contemplated under your employment contract.

This letter will take effect from the date your acknowledgement is received by us, and will be incorporated in and constitute an agreed amendment of the terms and conditions of your employment with the Group. It replaces any previous correspondence with you relating to any indemnity granted to you by Prudential as part of the Group's directors' and officers' protection against personal liability.

To acknowledge and agree this letter, please countersign the enclosed duplicate of this letter and return it to Peter Maynard under cover marked private and confidential.

Yours sincerely

/s/ David Clementi

.........................................................
Sir David Clementi
Chairman
for and on behalf of Prudential plc

Acknowledged and Agreed:

/s/ Mark Wood

.........................................................

Date 16/6/04

SCHEDULE
INDEMNITY

 In this schedule, the capitalised term the "Executive" means you.

1
Prudential undertakes to indemnify the Executive and hold the Executive harmless against any and all claims, actions, demands, proceedings, investigations, judgments or awards ("Claims") (in each case, save as set out below, whether or not successful, compromised or settled) which may be instituted, made, threatened or alleged against or otherwise involve the Executive in any jurisdiction and against all losses, damages, costs, liabilities, demands, charges, penalties, fines or expenses (including reasonable legal fees) ("Losses") in any jurisdiction which the Executive may suffer or incur (including, but not limited to, all such Losses suffered or incurred in investigating, responding to, preparing for or disputing any Claim or Loss and any costs or expenses of any other party to any Claim which the Executive may become liable to pay) and which in any such case arise out of the carrying out or performance by the Executive of the Executive's duties as a director, officer or employee of Prudential or of any subsidiary of Prudential (within the meaning given thereto by the United Kingdom Companies Act 1985) (the "Group") or as a director, officer, trustee, governor, councillor or like position in any external organisation where such position is held at the request of Prudential or of any subsidiary of Prudential or as a result of being a director, officer of Prudential or of any subsidiary of Prudential,

PROVIDED THAT:

(A)
if the Executive is a director or officer of Prudential, the Executive shall not be entitled to any indemnity under this paragraph 1 to the extent that it would be void by virtue of section 310 of the Companies Act 1985;

(B)
subject to sub-paragraph (E)(ii) below, the Executive shall not be entitled to any indemnity under this paragraph 1 if the relevant Claim or Loss arises as a result of, or in connection with, any act or omission by the Executive which is determined by any relevant court, tribunal or other legal or regulatory authority, or otherwise judicially determined, to constitute fraud, dishonesty, bad faith or wilful default on the part of the Executive;

(C)
the Executive shall not be entitled to be indemnified under this paragraph 1 in respect of any penalty or fine imposed for a criminal offence or by any relevant court, tribunal or other legal or regulatory authority;

(D)
the Executive shall not be entitled to be indemnified under this paragraph 1 in respect of any loss of earnings (or of any other employment benefit including but not limited to rights to bonus or other monetary incentives, share options or other share-based incentives or pension or other retirement benefits) which the Executive may suffer by virtue of any Claim as a result of any period of disqualification imposed by any relevant court, tribunal or other legal or regulatory authority; and

(E)
where the Executive suffers or incurs legal or other out-of-pocket advisory costs in investigating, responding to, preparing for or disputing any Claim the Executive shall be entitled to be indemnified under paragraph 1 forthwith after the same becomes due and payable by the Executive, provided that if such Claim:

(i)
relates to a criminal offence in relation to which the Executive is ultimately convicted; or

(ii)
is brought against the Executive by a regulatory body in respect of which the relevant tribunal of that authority ultimately determines that any act or omission by the Executive constitutes fraud, dishonesty, bad faith or wilful default on the part of the Executive for which a penalty or fine is imposed on the Executive by such body,

  Prudential shall be entitled (a) to refuse any indemnification (or, as the case may be, any further indemnification) to the Executive under this paragraph 1 in relation to such costs (in whole or in part) and (b) where Prudential has indemnified the Executive under this paragraph 1 in relation to such costs, to be reimbursed by the Executive in respect of all or any amounts so indemnified.

2
The provisions of this indemnity shall survive:

(i)
the Executive moving to another role within the Group which does not have the benefit of an indemnity equivalent to the indemnity contained in paragraph 1 above; or

(ii)
the termination of the Executive's appointment under the Executive's contract of employment, excluding:

(a)
termination by the Executive otherwise than in accordance with its terms (but excluding in circumstances entitling the Executive to treat himself/herself as constructively dismissed); or

(b)
termination by Prudential or any member of the Group in accordance with any right to dismiss the Executive summarily for cause.

3
The Executive shall notify Prudential in writing promptly upon becoming aware of any Claim or Loss for which indemnity may be sought under paragraph 1 above, providing to Prudential all such information as the Executive has of the circumstances of the relevant matter. The Executive acknowledges that Prudential may provide such information to any other member of the Group.

4
The Executive shall, subject to paragraph 5, have conduct of the defence and settlement of any Claim notified to Prudential under paragraph 3, but Prudential shall have the right (but not the obligation) to associate itself with such proceedings. Prudential shall not be required or, without the consent of the Executive (such consent not to be unreasonably withheld or delayed) permitted, to assume the conduct of the Claim against the Executive.

5
The Executive shall conduct all proceedings diligently and competently using legal representatives mutually acceptable to the Executive and Prudential. The Executive shall keep Prudential informed of the progress of any Claim and recognises the right of Prudential to provide at its discretion input into the conduct of any such proceedings. The Executive shall not settle or compromise any Claim without Prudential's consent (such consent not to be unreasonably withheld or delayed).

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